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                                                                     EXHIBIT 4.1

INCORPORATED UNDER THE LAWS                                         COMMON STOCK
OF THE STATE OF DELAWARE                                          PAR VALUE $.01

                                                                      SHARES
THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, NEW YORK                                 CUSIP ____________________
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                  INTERCOAST ENERGY COMPANY

THIS CERTIFIES THAT

IS OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

InterCoast Energy Company, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation, as amended, or as may be amended (a copy of which is on file with the Transfer Agent), to all of which the holder by acceptance hereof agrees and assents. This certificate is not valid until countersigned by the Transfer Agent and the Registrar.

       In Witness Whereof, the said Corporation has caused the facsimile signatures of its duly authorized officers to be hereunto affixed.


DATED:



                                                  COUNTERSIGNED AND REGISTERED:

                                                  The Bank of New York,
                                                    Transfer Agent and Registrar


                                                  By:
- ---------------------   ------------------------     ---------------------------
Chairman and                  Treasurer           Authorized Signature
Chief Executive Officer



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                                  INTERCOAST ENERGY COMPANY

       THE CORPORATION WILL FURNISH, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK OF THE CORPORATION AUTHORIZED TO BE ISSUED. SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM  -as tenants in common     UNIF GIFT MIN ACT -________Custodian_________
                                                       (Cust)        (Minor)

TEN ENT  -as tenants by the entities  UNIF TRANS MIN ACT-______Custodian________
                                                          (Cust)        (Minor)

JT TEN   -as joint tenants with right of    Under Uniform Gifts to Minors
            survivorship and not as         Act_____________________
            tenants in common                  (State)


       Additional abbreviations may also be used though not on the above list.

       For value received, __________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[                    ] _________________________________________________________
_______________________________________________________________________________.
Please print or typewrite name and address including postal zip code of assignee

_______________________________________________________________________________

____________________________________________________________, Assignee ________
shares of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________________      X ______________________________________

                                        X ______________________________________
                                          Please sign here exactly as name(s) is
                                          (are) shown on the face of this
                                          certificate without any change or
                                          alteration whatever.
SIGNATURE(S) GUARANTEED:


IMPORTANT NOTICE: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorneys," this stock certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you either (i) fill in the name of the new owner in the "Assignee" blank or (ii) if you are sending the certificate to your bank or broker, fill in the name of the bank or broker in the "Attorney" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "stock power" form (available from New York Stock Exchange, commercial bank or trust company) and then mail the unsigned stock certificate and the signed "stock power" in separate envelopes. For added protection, use certified or registered mail for a stock certificate. If you have any questions on the transfer procedure, please call the registrar and transfer agent listed on the face of this certificate.